Exhibit 10.5
INTELLECTUAL PROPERTY SECURITY AGREEMENT
THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (the “Agreement”), dated as of February 29, 2008, is made by VERICHIP CORPORATION, a Delaware corporation (“Chip”) and XMARK CORPORATION, a Canada corporation (“Mark”, together with Chip, each a “Grantor” and collectively, “Grantors”), in favor of LV Administrative Services, Inc., a Delaware corporation, as administrative and collateral agent for the Purchasers (as defined in the Purchase Agreement referred to below)(the “Agent”).
WHEREAS, pursuant to that certain Securities Purchase Agreement dated as of the date hereof (as amended, restated, supplemented and/or otherwise modified from time to time, the “Purchase Agreement”) by and among the Grantors, the Purchasers party thereto from time to time and the Agent, the Purchasers have agreed to provide financial accommodations to the Grantors;
WHEREAS, Creditor Parties are willing to enter into the Purchase Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent this Agreement;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
Section 1. DEFINED TERMS.
(a) When used herein the following terms shall have the following meanings:
“Copyrights” means all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, and the right to obtain all renewals of any of the foregoing.
“Copyright Licenses” means all written agreements naming any Grantor as licensor or licensee granting any right under any Copyright, including the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.
“Excluded Collateral” has the meaning ascribed to such term in the Master Security Agreement.
“General Intangibles” shall have the meaning provided thereto in Section 9-102 of the UCC, as amended, restated or otherwise modified from time to time.
“Master Security Agreement” shall have the meaning provided thereto in Section 5 hereof.
“Obligations” shall have the meaning provided thereto in the Master Security Agreement.

“Patents” means (a) all letters patent of the United States, any other country or any political subdivision thereof, and all reissues and extensions of such letters patent, (b) all applications for letters patent of the United States or any other county and all divisions, continuations and continuations-in-part thereof, and (c) all rights to obtain any reissues or extensions of the foregoing.
“Patent Licenses” means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent.
“Trademarks” means (a) all trademarks, trade names, corporate names, business names, fictitious business names, trade styles, services marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof, or otherwise, and all common-law rights thereto, and (b) the right to obtain all renewals thereof.
“Trademark Licenses” means, collectively, each agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.
“UCC” shall have the meaning provided thereto in the Master Security Agreement.
(b) All capitalized terms used but not otherwise defined herein have the meanings given to them in the Purchase Agreement.
Section 2. GRANT OF SECURITY INTEREST IN INTELLECTUAL PROPERTY COLLATERAL. To secure the complete and timely payment of all the Obligations of the Grantors now or hereafter existing from time to time, each Grantor hereby grants to Agent, for the ratable benefit of the Creditor Parties, a continuing first priority security interest in all of Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Collateral”):
(a) all of its Patents and Patent Licenses to which it is a party including those referred to on Schedule I hereto;
(b) all of its Trademarks and Trademark Licenses to which it is a party including those referred to on Schedule II hereto;
(c) all of its Copyrights and Copyright Licenses to which it is a party including those referred to on Schedule III hereto;
(d) all reissues, continuations or extensions of the foregoing;
(e) all goodwill of the business connected with the use of, and symbolized by, each Patent, each Patent License, each Trademark, each Trademark License, each Copyright and each Copyright License; and

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(f) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (i) infringement or dilution of any Patent or Patent licensed under any Patent License, (ii) injury to the goodwill associated with any Patent or any Patent licensed under any Patent License, (iii) infringement or dilution of any Trademark or Trademark licensed under any Trademark License, (iv) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License, (v) infringement or dilution of any Copyright or Copyright licensed under any Copyright License, and (vi) injury to the goodwill associated with any Copyright or any Copyright licensed under any Copyright License.
Notwithstanding anything contained herein to the contrary, the Collateral shall not include any Excluded Collateral.
Section 3. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that such Grantor does not have any ownership interest in, or title to, any Patent, Trademark or Copyright except as set forth in Schedule I, Schedule II, Schedule III and Schedule IV, respectively, hereto. To the best of each Grantor’s knowledge, each Grantor’s registered Patents, registered Trademarks and registered Copyrights are valid and enforceable, are solely owned by such Grantor and there is no pending or, to Grantor’s knowledge, threatened claim that the use of any of them violates the rights of any third person. Subject to any previously perfected security agreements previously recorded at the U.S. Patent and Trademark Office, this Agreement is effective to create a valid and continuing lien on and perfected security interests in favor of Agent, for the ratable benefit of Creditor Parties, in all of each Grantor’s Patents, Trademarks and Copyrights and such perfected security interests are enforceable as such as against any and all creditors of, and purchasers from, such Grantor. Upon filing of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office and the filing of appropriate financing statements, all action necessary or desirable to protect and perfect Agent’s Lien on each Grantor’s Patents, Trademarks and Copyrights shall have been duly taken.
Section 4. COVENANTS. Each Grantor covenants and agrees with Agent that from and after the date of this Agreement:
(a) Such Grantor shall notify Agent promptly if it knows or has reason to know that any application or registration relating to any Collateral material to its business may become abandoned (excluding those Trademarks listed on Schedule IV) or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

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(b) In no event shall any Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof, and, upon request of Agent, the applicable Grantor shall execute and deliver a supplement hereto (in form and substance satisfactory to Lender) to evidence Agent’s Lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.
(c) Except for the Trademarks set forth on Schedule IV, with respect to each Patent and Trademark material to the conduct of its business or operations, such Grantor shall take all actions necessary or requested by Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents or Trademarks (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.
(d) In the event that any of the Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall notify Agent promptly after such Grantor learns thereof. Such Grantor shall, unless it shall reasonably determine that such Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Agent shall reasonably deem appropriate under the circumstances to protect such Collateral.
Section 5. MASTER SECURITY AGREEMENT. The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to Agent by Grantors pursuant to the Master Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Collateral made and granted hereby are more fully set forth in the Master Security Agreement, the terms and provisions of which relating to the such right and remedies are incorporated by reference herein as if fully set forth herein.
Section 6. REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

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Section 7. INDEMNIFICATION. (A) Each Grantor assumes all responsibility and liability arising from its use of the Patents, Trademarks and/or Copyrights and each Grantor hereby indemnifies and holds each Creditor Party harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys’ fees) arising out of such Grantor’s operations of its business from the use of the Patents, Trademarks and/or Copyrights. (B) In any suit, proceeding or action brought by Agent under any Patent License, Trademark License or Copyright License for any sum owing thereunder, or to enforce any provisions of such license, each Grantor will indemnify and keep each Creditor Party harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the obligee thereunder, arising out of (i) a breach by such Grantor of any obligation thereunder or (ii) any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from such Grantor (items (i) and (ii) are referred to collectively as “Affected Obligations”), and all such Affected Obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against any Creditor Party.
Section 8. NOTICES. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Purchase Agreement.
Section 9. TERMINATION OF THIS AGREEMENT. Subject to Section 6 hereof, this Agreement shall terminate upon payment of the Obligations under the Note in full in immediately available funds.
Section 10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. It is understood and agreed that if facsimile copies of this Agreement bearing facsimile signatures are exchanged between the parties hereto, such copies shall in all respects have the same weight, force and legal effect and shall be fully as valid, binding, and enforceable as if such signed facsimile copies were original documents bearing original signature.
[Signature Page to Follow]

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IN WITNESS WHEREOF, each Grantor has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

VERICHIP CORPORATION
By:	/s/ William J. Caragol
	Name:	William J. Caragol
	Title:	President and Chief Financial Officer

XMARK CORPORATION
By:	/s/ William J. Caragol
	Name:	William J. Caragol
	Title:	Chief Financial Officer and Secretary

ACCEPTED and ACKNOWLEDGED by:

LV ADMINISTRATIVE SERVICES, INC., as Agent

By:	/s/ Scott Bluestein Name: Scott Bluestein
Title: Authorized Signatory
signature page to
intellectual property
security agreement

SCHEDULE I
TO
INTELLECTUAL PROPERTY SECURITY AGREEMENT
I. GRANTOR PATENT REGISTRATIONS

Patent	Reg. No.	Issue/Reg. Date
Asset Security Tag	US Patent No. 6,137,414	October 24, 2000
Fibre Optic Security and Communications Link	Canadian Patent No. 2,055,266	March 14, 2000
Fibre Optic Security and Communications Link	US Patent No. 5,374,921	December 20, 1994
Method of Detecting Objects Within Range of a Receiver	US Patent No. 6,727,810	April 27, 2004
Multiple Conductor Security Tag	US Patent No. 5,977,877	November 2, 1999
Tag and System for Patient Safety Monitoring	US Patent No. 6,144,303	November 7, 2000
Tag and System for Patient Safety Monitoring	Canadian Patent No. 2,260,577	July 23, 2002
Tag System With Anti-Collision Features	US Patent No. 6,456,191	September 24, 2002
Tag System With Anti-Collision Features	Canadian Patent No. 2,266,337	June 8, 2004
Transceiver Enclosure	US Design Patent No. D414,178	September 21, 1999
Transceiver Enclosure	US Design Patent No. D417,667	December 14, 1999
Associated Articles Identifying System	ATE 310296 (Austria)	November 16, 2005
Associated Articles Identifying System	CH 1362335 (Switzerland)	November 16, 2005
Associated Articles Identifying System	DE 60115096 (Germany)	November 16, 2005
Associated Articles Identifying System	ES 1362335 (Spain)	November 16, 2005
Associated Articles Identifying System	FR 1362335 (France)	November 16, 2005
Associated Articles Identifying System	GB 1362335 (United Kingdom)	November 16, 2005
Associated Articles Identifying System	IE 1362335 (Ireland)	November 16, 2005
Associated Articles Identifying System	IT 83335/BE06 (Italy)	November 16, 2005
Associated Articles Identifying System	US Patent No. 6,977,586	December 20, 2005
Asset Location System	US Patent No. 7,116,230	October 3, 2006
A Method of Detecting Objects Within Range of a Receiver	Canadian Patent No. 2,299,053	February 5, 2008
Multiple Conductor Security Tag	Canadian Patent No. 2,271,925	February 5, 2008

II. GRANTOR PATENT APPLICATIONS

Patent	Reg. No.	Date
Asset Location System	Canadian Patent Application No. 2,473,983	July 14, 2004
An Asset Security Tag	Canadian Patent Application No. 2,254,832	November 30, 1998
Associated Articles Identifying System	Canadian Patent Application No. 2,436,798	February 13, 2001
Multiple Conductor Security Tag	Canadian Patent Application No. 2,596,458	May 14, 1999
III. MATERIAL PATENT LICENSES

Patent	Reg. No.	Date
Tag for Use with Personal Monitoring System(1)	US Patent No. 4,952,913	August 28, 1990
Tag for Use with Personal Monitoring System(1)	US Patent No. 4,885,571	December 5, 1989
Tag for Use with Personal Monitoring System(1)	Canadian Patent No. 1,299,660	April 28, 1992
Tag for Use with Personal Monitoring System(1)	New Zealand Patent No. 219,982	April 14, 1987
Programmable Channel Search Reader(2)	US Patent No. 5,952,935	September 14, 1999
Syringe-Implantable Identification Transponder(2)(3)	US Patent No. 5,211,129	May 18, 1993
Passive Integrated Transponder with Unitary Antenna Core(2)	US Patent No. 6,400,338	June 4, 2002
US2002/0154065 A1(2)	Continuation of Passive Integrated Transponder with Unitary Antenna Core

(1)	BI Patent License Agreement dated as of March 6, 2000, as amended, between BI Incorporated and Instantel Inc.

(2)	Amended and Restated Supply, License and Development Agreement dated December 27, 2005, as amended, between VeriChip Corporation and Digital Angel Corporation

(3)	Patent expires in April 2008.

SCHEDULE II
TO
INTELLECTUAL PROPERTY SECURITY AGREEMENT
I. GRANTOR TRADEMARK REGISTRATIONS

REG. NO.	MARK	COUNTRY	REG DATE

2650018	ASSETRAC	United States	12-Nov-2002

TMA596,013	ASSETRAC	Canada	28-Nov-2003

1628968	BLASTMATE	United States	25-Dec-1990

TMA347,303	BLASTMATE	Canada	28-Oct-1988

1697379	BLASTWARE	United States	30-Jun-1992

TMA364,522	BLASTWARE	Canada	19-Jan-1990

2768516	EXI	United States	30-Sep-2003

TMA552,196	EXI	Canada	10-Oct-2001

2292993	FINDIT	United States	16-Nov-1999

TMA465,572	FINDIT	Canada	1-Nov-1996

2833540	HEARTBEAT	United States	20-Apr-2004

REG. NO.	MARK	COUNTRY	REG DATE

TMA582,108	HEARTBEAT	Canada	22-May-2003

2390878	HUGS	United States	3-Oct-2000

TMA518,570	HUGS	Canada	22-Oct-1999

1637432	INSTANTEL	United States	12-Mar-1991

TMA371,010	INSTANTEL	Canada	20-Jul-1990

2833459	KEEPIT	United States	20-Apr-2004

TMA580,218	KEEPIT	Canada	30-Apr-2003

2844176	KISSES	United States	25-May-2004

2,963,817	MINIMATE	United States	28-Jun-2005

2901382	MYCALL	United States	9-Nov-2004

TMA485,797	MYCALL	Canada	19-Nov-1997

1816759	ROAMALERT	United States	18-Jan-1994

TMA428,843	WATCHMATE	Canada	17-Jun-1994

1823615	WATCHMATE	United States	22-Feb-1994

REG. NO.	MARK	COUNTRY	REG DATE

2,940,393	XMARK	United States	12-Apr-2005

TMA606103	XMARK	Canada	24-Mar-2004

339.174	VERIMED	Colombia	08/13/2007

003542271	VERIMED	CTM (European Union)	04/05/2005

831309	VERIMED	Mexico	04/20/2004

339.172	VERIGUARD	Colombia	08/13/2007

003574233	VERIGUARD	CTM (European Union)	12/08/2003

831307	VERIGUARD	Mexico	04/20/2004

003574167	VERIPAY	CTM (European Union)	12/08/2003

831308	VERIPAY	Mexico	04/20/2004

648,478	VERICHIP	Canada	09/20/2005

680.295	VERICHIP	Chile	03/16/2004

3538381	VERICHIP	China	01/07/2006

REG. NO.	MARK	COUNTRY	REG DATE

319089	VERICHIP	Colombia	07/12/2006

002912319	VERICHIP	CTM (European Union)	04/24/2004

23971	VERICHIP	Ecuador	06/24/2003

611263	VERICHIP	Korea	03/14/2005

790076	VERICHIP	Mexico	04/30/2003

288421	VERICHIP	Russia	05/05/2005

519350	VERICHIP	Switzerland	03/18/2004

01091002	VERICHIP	Taiwan	04/01/2004

P-273400	VERICHIP	Venezuela	09/04/2006

2,772,634	GET CHIPPED	United States	10/07/2003

2,807,427	VERIPASS	United States	01/20/2004

2,679,587	ECO-LITE	United States	01/28/2003

II. GRANTOR TRADEMARK APPLICATIONS

APPLICATION			APPLICATION
NUMBER	MARK	COUNTRY	DATE

3394905	INSTANTEL	EU	10/09/2003

826230733	VERIMED	Brazil	12/09/2003

78/259979	VERIMED	United States	06/09/2003

826059325	VERIGUARD	Brazil	11/14/2003

78/598039	VERIGUARD	United States	03/30/2005

826113800	VERIPAY	Brazil	12/09/2003

78/260027	VERIPAY	United States	06/09/2003

826059317	VERIKID	Brazil	11/14/2003

78/309237	VERIKID	United States	10/03/2003

2.425.463	VERICHIP	Argentina	04/16/2003

825387060	VERICHIP	Brazil	03/10/2003

2004-00069	VERICHIP	South Africa	01/05/2004

78/099039	VERICHIP	United States	12/19/2001

78/882482	VERITRACE	United States	05/12/2006
III. MATERIAL TRADEMARK LICENSES – N/A

REG. NO.	MARK	COUNTRY	REG. DATE

Trademark Assignment Agreement dated December 21, 2006 between Applied Digital Solutions, Inc. and VeriChip Corporation

SCHEDULE III
TO
INTELLECTUAL PROPERTY SECURITY AGREEMENT
I. GRANTOR COPYRIGHT REGISTRATIONS – N/A

Copyright	Reg. No.	Date

II. GRANTOR COPYRIGHT APPLICATIONS – N/A

Copyright	Reg. No.	Date

III. MATERIAL COPYRIGHT LICENSES – N/A

Copyright	Reg. No.	Date

SCHEDULE IV
TO
INTELLECTUAL PROPERTY SECURITY AGREEMENT
The following Trademarks have been abandoned by the Grantors:

REG./APPLICATION NO.	MARK	COUNTRY

TMA568,111	E-LINK ENABLED	Canada

TMA559,903	ECO-LITE	Canada

TMA511,093	PERCEPTIS	Canada

TMA664,993	ROAM@HOME	Canada

TMA435,529	BLASTER’S TOOL BOX	Canada

TMA447,659	WATCHIT	Canada

77/204734	EVITRACE	United States